Long-term debt	12 Months Ended
Dec. 31, 2019
Debt Disclosure [Abstract]
Long-term debt

13.   Long-term debt

	As of
	December 31,
(in thousands of U.S. dollars)	2019	2018
Lampung facility:
Export credit tranche	$94,210	$109,096
FSRU tranche	22,812	26,988
Gallant facility:
Commercial tranche	—	111,264
Export credit tranche	—	29,333
Grace facility:
Commercial tranche	—	135,813
Export credit tranche	—	27,750
$385 million facility:
Commercial tranche	249,635	—
Export credit tranche	51,167	—
Revolving credit tranche	48,300	—
Outstanding principal	466,124	440,244
Lampung facility unamortized debt issuance cost	(4,309)	(5,809)
Gallant facility unamortized fair value of debt assumed	—	215
Grace facility unamortized fair value of debt assumed	—	895
$385 million facility unamortized debt issuance costs	(4,854)	—
Total debt	456,961	435,545
Less: Current portion of long-term debt	(44,660)	(45,458)
Long-term debt	$412,301	$390,087

Lampung facility

In September 2013, PT Hoegh LNG Lampung (the “Borrower”) entered into a secured $299 million term loan facility (the “Lampung facility”) with a syndicate of banks and an export credit agency for the purpose of financing a portion of the construction of the PGN FSRU Lampung and the Mooring. Höegh LNG is the guarantor for the Lampung facility. The facility was drawn in installments as construction was completed. The term loan facility includes two commercial tranches, the FSRU tranche and the Mooring tranche, and the export credit tranche. The interest rates vary by tranche. The full principal amount on the Mooring tranche and accrued interest was repaid in 2014.

The FSRU tranche has an interest rate of LIBOR plus a margin of 3.4%.  The interest rate for the export credit tranche is LIBOR plus a margin of 2.3%. The FSRU tranche is repayable quarterly over 7 years with a final balloon payment of $16.5 million. The export credit tranche is repayable in quarterly installments over 12 years assuming the balloon payment of the FSRU tranche is refinanced. If not, the export credit agent can exercise a prepayment right for repayment of the outstanding balance upon maturity of the FSRU tranche. The weighted average interest rate, excluding the impact of the associated interest rate swaps, for the years ended December 31, 2019 and 2018 was 6.2% and 5.9% respectively.

The primary financial covenants under the Lampung facility are as follows:

•	Borrower must maintain a minimum debt service coverage ratio of 1.10 to 1.00 for the preceding nine-month period tested on each quarterly repayment date;
•	Guarantor’s book equity must be greater than the higher of (i) $200 million and (ii) 25% of total assets; and
•	Guarantor’s free liquid assets (cash and cash equivalents or available draws on credit facilities) must be greater than $20 million.

As of December 31, 2019 and 2018, the Borrower and the guarantor were in compliance with the financial covenants.

Höegh LNG, as guarantor, has issued the following guarantees related to the Lampung facility that remain in effect as of December 31, 2019: (a) an unconditional and irrevocable on-demand guarantee for the repayment of the balloon repayment installment of the FSRU tranche callable only at final maturity of the FSRU tranche; (b) an unconditional and irrevocable on-demand guarantee for all amounts due in respect of the export credit agent in the event that the export credit agent exercises its prepayment right for the export credit tranche if the FSRU tranche is not refinanced; and (c) undertaking that, if the time charter is terminated for an event of vessel force majeure, that under certain conditions, a guarantee will be provided for the outstanding debt, less insurance proceeds for vessel force majeure. In addition, all project agreements and guarantees are assigned to the bank syndicate and the export credit agent, all cash accounts and the shares in PT Hoegh LNG Lampung and Hoegh LNG Lampung Pte. Ltd. are pledged in favor of the bank syndicate and the export credit agent.

The Lampung facility requires cash reserves that are held for specifically designated uses, including working capital, operations and maintenance and debt service reserves. Distributions are subject to “waterfall” provisions that allocate revenues to specified priorities of use (such as operating expenses, scheduled debt service, targeted debt service reserves and any other reserves) with the remaining cash being distributable only on certain dates and subject to satisfaction of certain conditions, including meeting a 1.20 historical debt service coverage ratio, no default or event of default then continuing or resulting from such distribution and the guarantor not being in breach of the financial covenants applicable to it. The Lampung facility limits, among other things, the ability of the Borrower to change its business, sell or grant liens on its property including the PGN FSRU Lampung, incur additional indebtedness or guarantee other indebtedness, make investments or acquisitions, enter into intercompany transactions and make distributions.

Gallant/Grace facility

The Gallant/Grace facility included two borrowers, the Partnership’s subsidiaries owning the Höegh Gallant and the Höegh Grace. The Gallant/Grace facility included two commercial tranches and the export credit tranche related to the Höegh Gallant (the “Gallant facility”) and a commercial tranche and the export credit tranche related to the Höegh Grace (the “Grace facility”). All of the tranches under the Gallant/Grace facility were cross-defaulted, cross-collateralized and cross-guaranteed. The obligations of the Borrowers were joint and several. The interest rates varied by tranche. Höegh LNG, Höegh LNG Colombia Holding Ltd., Höegh LNG FSRU III Ltd. and the Partnership were guarantors for the facility.

On January 31, 2019, the outstanding balance and the accrued interest of $303.2 million and $1.6 million, respectively, on the Gallant/Grace facility was repaid from the proceeds of the $385 million facility. The unamortized balance of the fair value of debt assumed, or premium, was recorded as a gain when the debt was extinguished. Refer to note 6. The interest rate swaps related to the Gallant/Grace facility were terminated on the same date. Refer to note 17.

$385 million facility

On January 29, 2019, the Partnership entered a loan agreement with a syndicate of banks to refinance the outstanding balances of the Gallant/Grace facility. Höegh LNG Partners LP is the borrower (the “Borrower”) for the senior secured term loan and revolving credit facility (the “$385 million facility”). The aggregate borrowing capacity is $320 million on the senior secured term loan and $63 million on the revolving credit tranche. Hoegh LNG Cyprus Limited, which owns the Höegh Gallant, and Höegh LNG FSRU IV Ltd., the owner of the Höegh Grace (collectively, the "Vessel Owners"), Höegh LNG Colombia S.A.S., and Höegh LNG Egypt LLC, a subsidiary of Höegh LNG, are guarantors for the facility (collectively, the "guarantors"). The facility is secured by, among other things, a first priority mortgage of the Höegh Gallant and the Höegh Grace, an assignment of the Hoegh LNG Cyprus Limited’s, Höegh LNG Egypt LLC’s, Höegh LNG FSRU IV Ltd.’s, Höegh LNG Colombia S.A.S.’s rights under their respective time charters and earnings and a pledge of the Borrower’s and Guarantor’s cash accounts. The Partnership and its subsidiaries have provided a pledge of shares in Hoegh LNG Cyprus Limited, Höegh LNG FSRU IV Ltd. and Höegh LNG Colombia S.A.S., and Höegh LNG has provided a pledge of its shares in Höegh LNG Egypt LLC as security for the facility.

The senior secured term loan related to the $385 million facility includes a commercial tranche and the export credit tranche. Each tranche is divided into two term loans for each of the Höegh Gallant and the Höegh Grace.

On January 31, 2019, the Partnership drew $320 million under the commercial and the export credit tranches on the $385 million facility to settle $303.2 million and $1.6 million of the outstanding balance and accrued interest, respectively, on the Gallant/Grace facility and used proceeds of $5.5 million to pay arrangement fees due under the $385 million facility. The remaining proceeds of $9.6 million were used for general partnership purposes. On August 12, 2019, the Partnership drew $48.3 million under the revolving credit tranche of the $385 million facility, of which $34.0 million was used to repay part of the outstanding balance on the $85 million revolving credit facility due to Höegh LNG.

The commercial tranche and the revolving credit tranche related to the $385 million facility have an interest rate of LIBOR plus a margin of 2.30%. The commitment fee on the undrawn portion of the revolving credit tranche is approximately 1.6%. The interest rate for the export credit tranche related to the $385 million facility have fixed interest rates and guarantee commissions of 3.98% and 3.88% on the term loans related to the Höegh Gallant and the Höegh Grace, respectively. The commercial tranche is repayable quarterly with a final balloon payment of $136.1 million due in January 2026. The term loans for export credit tranche related to the Höegh Gallant and the Höegh Grace are repayable in quarterly installments with the final payments in October 2026 and April 2028, respectively, assuming the balloon payments of the commercial tranches are refinanced. If not, the export credit agent can exercise a prepayment right for repayment of the total outstanding balance on both the terms loans of the export credit tranche of $9.5 million upon maturity of the commercial tranche. Any outstanding balance on the revolving credit facility is due in full in January 2026. The weighted average interest rate, excluding the impact of the associated interest rate swaps, for the year ended December 31, 2019 was 4.7%.

The primary financial covenants under the $385 million facility are as follows:

•	The Partnership must maintain
o	Consolidated book equity (excluding hedge reserves and mark to market value of derivatives) equal to the greater of
•	25% of total assets, and
•	$150 million
o

Consolidated working capital (current assets, excluding intercompany receivables and marked-to-market value of any financial derivative, less current liabilities, excluding intercompany payables, marked-to-market value of any financial derivative and the current portion of long-term debt) shall at all time be greater than zero

o	Minimum liquidity (cash and cash equivalents and available draws under a bank credit facility for a term of more than 12 months) equal to the greater of
•	$15 million, and
•	$2.5 million multiplied by the number of vessels owned or leased by the Partnership (prorated for partial ownership), subject to a cap of $20 million
o	A ratio of combined EBITDA for the Vessel Owners to debt service (principal repayments, guarantee commission, commitment fees and interest expense) for the preceding twelve months of a minimum of 115%

As of December 31, 2019, the Borrower and the Vessel Owners were in compliance with the financial covenants.

In addition, a security maintenance ratio based on the aggregate market value of the Höegh Gallant, the Höegh Grace and any additional security must be at least 125% of the aggregate outstanding loan balance.

If the security maintenance ratio is not maintained, the relevant Borrower has 30 days to provide more security or to repay part of the loan to be in compliance with the ratio no later than 30 days after notice from the lenders.

Under the $385 million facility, cash accounts are freely available for the use of the Borrower and the guarantors, unless there is an event of default. Events of default include, among other things, change of control of the Partnership due to the failure of Höegh LNG to own at least 25% of the Partnership’s common units. Cash can be distributed as dividends or to service loans of owners and affiliates provided that after the distribution the Borrower and the guarantors would remain in compliance with the financial covenants. The $385 million facility limits, among other things, the ability of the Borrower and the guarantors to change their business, grant liens on the Höegh Gallant or the Höegh Grace, incur additional indebtedness that is not at pari passu with the $385 million facility, enter into intercompany debt that is not subordinated to the $385 million facility and for the Vessel Owners to make investments or acquisitions.

The principal on long-term debt outstanding as of December 31, 2019 was repayable as follows:

(in thousands of U.S. dollars)	Total
2020	$44,660
2021	123,557
2022	25,597
2023	25,597
2024	25,597
2025 and thereafter	221,116
Total	$466,124

The table includes the maturity of the FSRU tranche of the Lampung facility in 2021 and assumes the exercise of the prepayment right for the export credit tranche of the Lampung facility in the same period.